UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 20, 2020
Date of Report
(Date of earliest event reported)
WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)
500 Delaware Ave,
Wilmington, Delaware, 19801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (302) 792-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosures

On May 20, 2020, WSFS Bank, the primary subsidiary of WSFS Financial Corporation (the “Registrant” or “WSFS”), announced that as of May 15, 2020, more than 4,800 new and existing WSFS Customers have secured nearly $1.0 billion in Paycheck Protection Program (PPP) loans for their businesses.

The WSFS Customers’ PPP loans averaged under $200,000 and almost 99 percent of the loans were under $2.0 million, while 82 percent were under $250,000 and 63 percent were under $100,000. They were primarily disbursed to businesses in Delaware and the greater Philadelphia region. Loan approvals by state are as follows:

May 15, 2020
State	PPP Loan Approvals	PPP Loan Totals (in millions)
Pennsylvania	2,064	$427.9
Delaware	1,971	401.8
New Jersey	616	94.2
Maryland	103	20.4
Other	79	18.1

For more than 188 years, WSFS has stood ready to serve our Customers and local communities. Our Associates are continuing that tradition by diligently working on PPP applications for small businesses in addition to customer relief programs in its commercial and retail portfolios, such as payment deferrals or interest only payments on loans and leases. Businesses interested in applying for a PPP loan or other customer relief programs are encouraged to visit WSFS’ CARES Act for Businesses resource page at https://www.wsfsbank.com/help-guidance/covid-19#cares-business for more information.

For more information about the steps WSFS has taken to keep our Associates and Customers informed and safe, please visit wsfsbank.com.

The information is being furnished under Item 7.01 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	May 20, 2020	By:	/s/ Dominic C. Canuso
Dominic C. Canuso Executive Vice President and Chief Financial Officer